KASPER A.S.L., LTD.
                          (f/k/a Sassco Fashions, Ltd.)

                                 AMENDMENT NO. 3

      Amendment No. 3, dated as of May 29, 1998 (this "Amendment") to the Revolving Credit Agreement, dated as of June 4, 1997 (as amended and in effect from time to time, the "Credit Agreement") among (a) Kasper A.S.L., Ltd. (f/k/a Sassco Fashions, Ltd.) (the "Borrower"), (b) the Guarantors named therein (the "Guarantors"), (c) the lending institutions listed on Schedule 1 thereto (collectively, the "Lenders") and (d) BankBoston, N.A. as administrative and collateral agent for the Lenders (the "Facility Agent"), Citicorp USA, Inc., as documentation agent thereunder (the "Documentation Agent") and Heller Financial, Inc. as co-agent thereunder (together with the Facility Agent and the Documentation Agent, the "Agents"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement.

      WHEREAS, the Borrower has requested that the Lenders amend certain of the terms and provisions of the Credit Agreement and the Lenders, subject to the terms and conditions set forth below, have agreed to so amend the Credit Agreement;

      NOW, THEREFORE, in consideration of the foregoing premises, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

      ss.1. Amendments to the Credit Agreement.

            ss.1.01 Debt Service Coverage. Section 11.2 of the Credit Agreement is hereby amended by (i) deleting the ratio "1.32:1" set forth opposite the date "10/3/98" in the table therein and substituting in lieu thereof the ratio "1.20:1" and (ii) deleting the ratio "1.42:1" set forth opposite the date "1/2/99" in the table therein and substituting in lieu thereof the ratio "1.25:1".

            ss.1.02 Capital Expenditures. Section 11.4 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting in lieu thereof the following new table:

       -------------------------------------------------------
                                         Maximum Permitted
                                         -----------------
             Fiscal Year Ending         Capital Expenditures
             ------------------         --------------------
       -------------------------------------------------------

       -------------------------------------------------------

       -------------------------------------------------------
                   1/3/98                    $5,000,000
       -------------------------------------------------------
                   1/2/99                    $5,500,000
       -------------------------------------------------------
         1/1/00 and each fiscal year
              ending thereafter              $3,000,000
       -------------------------------------------------------

      ss.2. Affirmation and Acknowledgment of the Borrower and the Guarantors.

            ss.2.01 The Borrower. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders and the Facility Agent and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders and the Facility Agent the Loans and all other amounts due under the Credit Agreement, as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

            ss.2.02 The Guarantors. Each of the Guarantors hereby ratifies and confirms all of its Obligations to the Lenders and the Facility Agent and each of the Guarantors hereby affirms its unconditional and irrevocable guaranty of the Obligations under the Credit Agreement, as amended hereby. Each of the Guarantors hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by any of the Guarantors as security for the Obligations.

      ss.3. Representation and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Lenders as follows:

            ss.3.01 Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement (i) were true and correct when made, and (ii) continue to be true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, as amended hereby, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, and except to the extent that such representations and warranties relate expressly to an earlier date).

            ss.3.02 Authority. The execution and delivery by each of the Borrower and the Guarantors of this Amendment and the performance by each of the Borrower and the Guarantors of all its agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within its corporate authority, have been duly authorized by all necessary corporate action and do not and will not (i) contravene any provision of its charter documents or any amendment thereof, (ii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of its property under any agreement, deed of trust, indenture, mortgage or other instrument to which it is a party or by which any of its properties are bound including, without limitation, any of the Loan Documents, (iii) violate or contravene any provision of any law, statute, rule or regulation to which any of the Borrower or the Guarantors is subject or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official applicable to any of the Borrower or the Guarantors,
(iv) require any waivers, consents or approvals by any of its creditors which have not been obtained, or (v) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any law, except for those actions which have been taken or will be taken prior to the date hereof.

            ss.3.03 Enforceability of Obligations. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against each such Person in accordance with their respective terms and provisions, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            ss.3.04 No Default. No Default or Event of Default has occurred and is continuing.

      ss.4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof subject to the satisfaction of the following conditions precedent: (i) the execution and delivery of this Amendment by each of the Borrower, the Guarantors and the Majority Lenders, in form and substance satisfactory to the Facility Agent; (ii) no Default or Event of Default shall have occurred and be continuing; and (iii) no material adverse change in the financial condition or business of any of the Borrower or the Guarantors shall have occurred.

      ss.5. Miscellaneous Provisions.

            ss.5.01 Credit Agreement in Effect. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby and the other Loan Documents shall continue in full force and effect.

            ss.5.02 Governing Law. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

            ss.5.03 Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

            ss.5.04 Costs and Expenses The Borrower agrees to pay to the Facility Agent on demand by the Facility Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Facility Agent in connection with this Amendment (including reasonable legal fees).

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first written above.

                                    KASPER A.S.L., LTD.
                                    (f/k/a Sassco Fashions, Ltd.)


                                    By: /s/ Dennis P. Kelly
                                        ----------------------------------------
                                        Name:  Dennis P. Kelly
                                        Title: Chief Financial Officer


                                    ASIA EXPERT, LIMITED, as Guarantor


                                    By: /s/ Dennis P. Kelly
                                        ----------------------------------------
                                        Name:  Dennis P. Kelly
                                        Title: Vice President


                                    ASL RETAIL OUTLETS, INC., as Guarantor


                                    By: /s/ Dennis P. Kelly
                                        ----------------------------------------
                                        Name:  Dennis P. Kelly
                                        Title: Vice President


                                    SASSCO EUROPE, LTD. as Guarantor


                                    By: /s/ Dennis P. Kelly
                                        ----------------------------------------
                                        Name:  Dennis P. Kelly
                                        Title: Vice President


                                    ASL/K LICENSING CORP., as Guarantor


                                    By: /s/ Dennis P. Kelly
                                        ----------------------------------------
                                        Name:  Dennis P. Kelly
                                        Title: Vice President


                                    TOMWELL, LIMITED, as Guarantor

                                    By: /s/ Dennis P. Kelly
                                        ----------------------------------------
                                        Name:  Dennis P. Kelly
                                        Title: Vice President


                                    VIEWMON, LIMITED, as Guarantor


                                    By: /s/ Dennis P. Kelly
                                        ----------------------------------------
                                        Name:  Dennis P. Kelly
                                        Title: Vice President


                                    BANKBOSTON, N.A., individually and
                                    as Facility Agent


                                    By: /s/ Paul G. Feloney
                                        ----------------------------------------
                                        Name:  Paul G. Feloney
                                        Title: Vice President


                                    CITICORP USA, INC.,  individually and
                                    as Documentation Agent


                                    By: /s/ Shapleigh B. Smith
                                        ----------------------------------------
                                        Name:  Shapleigh B. Smith
                                        Title: Vice President


                                    HELLER FINANCIAL, INC., individually
                                    and as Co-Agent


                                    By: /s/ Iris Steinhardt
                                        ----------------------------------------
                                        Name:  Iris Steinhardt
                                        Title: Vice President

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Donald K. Mitchell
                                        ----------------------------------------
                                        Name:  Donald K. Mitchell
                                        Title: Vice President


                                   CORESTATES BANK, N.A.


                                    By: /s/ James H. Maher
                                        ----------------------------------------
                                        Name:  James H. Maher
                                        Title: Vice President

                                    LASALLE NATIONAL BANK


                                    By: /s/ Shonagh Aylsworth
                                        ----------------------------------------
                                        Name:  Shonagh Aylsworth
                                        Title: First Vice President

                                    FOOTHILL CAPITAL CORPORATION


                                    By: /s/ Peter Drooff
                                        ----------------------------------------
                                        Name:  Peter Drooff
                                        Title: Assistant Vice President